Exhibit 10.22

6-1162-ELP-0795

United Air Lines, Inc.

P. O. Box 66100

Chicago, IL 60601

Subject:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Program

Reference:	Purchase Agreement No. 3427 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

In consideration of Customer executing the Purchase Agreement and fully performing obligations under such Purchase Agreement including taking delivery of no less than twenty-five (25) Boeing model 787 aircraft, Boeing agrees to provide the special considerations set forth below for Customer’s [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.2 Documentation. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Administration of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.1 Annual Confirmation. Customer shall annually confirms in writing that the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Program

BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

6-1162-ELP-0795

2.2 Annual Review. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. Assignment.

The rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and can only be assigned, in whole or in part, pursuant to Article 9 of the AGTA as amended by Letter Agreement No. 6-1162-IRS-0184.

6. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. 6-1162-IRS-0182.

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Program

BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

6-1162-ELP-0795

Very truly yours,

THE BOEING COMPANY

By	/s/ Nobuko Wiles

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 19, 2010

UNITED AIR LINES, INC.

By	/s/ Kathryn A. Mikells

Its	Executive Vice President and Chief Financial Officer

Attachment

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Program

BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

Attachment A to 6-1162-ELP-0795

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Program

BOEING / UNITED PROPRIETARY